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                                                                    Exhibit (23)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To UGI Utilities, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed S-3 Registration Statement No. 333-4288.

Arthur Andersen LLP
Chicago, Illinois
December 22, 2000